Income Taxes - Schedule of Effective Income Tax Rate Reconciliation (FY) (Details) - USD ($) $ in Thousands		12 Months Ended
		Jun. 30, 2019	Jun. 30, 2018
Income Tax Disclosure [Abstract]
Net loss before income tax		$ (10,720)	$ (9,734)
Computed tax benefit at statutory rate		(2,250)	(2,726)
Taxes in foreign jurisdictions with rates different than US		1,782	1,210
Impact of U.S. tax reform			11,633
Other		551	895
Deferred Tax Adjustments	[1]	1,574	10,988
Valuation allowance		(1,657)	(22,129)
Income tax expense/(benefit)			$ (129)

[1]	The net of adjustments of $1.6 million primarily related to stock option forfeitures in the amount of approximately $2 million, offset by part by the changes in accrued accounts.